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                                                                      EXHIBIT 32

                 CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350
           (ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

         In connection with the Annual Report of Pediatrix Medical Group, Inc. on Form 10-K for the year ended December 31, 2003 (the "Report"), each of the undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that (i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Pediatrix Medical Group, Inc.

         A signed original of this written statement required by Section 906 has been provided to Pediatrix Medical Group, Inc. and will be retained by Pediatrix Medical Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

March 12, 2004

By: /s/ Roger J. Medel, M.D.
    ------------------------
Roger J. Medel, M.D.
President and Chief Executive Officer

By: /s/ Karl B. Wagner
    ------------------
Karl B. Wagner
Chief Financial Officer